SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2008

CHINA-BIOTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110733		98-0393071
(Commission File Number)		(IRS Employer Identification No.)

No. 999 Ningqiao Road
Jinqiao Export Processing Zone
Pudong, Shanghai 201206
People’s Republic of China

(Address of Principal Executive Offices)		(Zip Code)

(86 21) 5834-9748
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Other Events.

On September 22, 2008, the Board of Directors of China-Biotics, Inc. (the “Corporation”), in order to fully comply with Rule 4350(c)(4) of NASDAQ’s Listing Requirements, amended Section 4.4 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to require that the selection of director nominees for election at each annual meeting of stockholders (or at a special meeting of stockholders called for the purpose of electing directors) must be made solely by the majority vote of the Corporation’s independent directors.

Section 4.4 of the Bylaws previously read as follows:

Section 4.4 Quorum; Required Vote. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The revised Section 4.4 of the Bylaws now reads as follows:

Section 4.4 Quorum; Required Vote. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Notwithstanding the foregoing provisions of this Section 4.4, a vote of the majority of the independent directors shall be required for the selection of director nominees for election at each annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors.

The text of the amendment is also included as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 8.01 Other Events.

On September 22, 2008, the Board of Directors also amended the Charter of the Nominating Committee to reflect the change in the director nomination process described above.

The Amended Charter of the Nominating Committee is included as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amendment to Amended and Restated Bylaws of China-Biotics, Inc.

99.2	Amended Charter of the Nominating Committee of the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA-BIOTICS, INC. (Registrant)

Date: October 3, 2008	By:	/s/ Song Jinan
Song Jinan Chief Executive Officer, President, Treasurer and Secretary